UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   November 16, 1998



Nashville Super 8 Ltd., A California Limited Partnership
---------------------------------------------------------
(Exact Name of Registrant as specified in its charter)


     California          33-16163-LA                  33-0249749
    ------------        -------------                ------------
   (State or other      (Commission File No.)    (I.R.S. Employer
    jurisdiction of                                Identification No.)
    incorporation or
    organization)


1466 9th Avenue, San Diego, California 92101
----------------------------------------------
(Address of principal executive offices)  (Zip Code)


Registrant's telephone number:    (619) 699-6100
                                  ---------------


Item 2.     Acquisition or Disposition of Assets

(a) On November 16, 1998, the Registrant sold all of its investment property, consisting of a 106-room motel on approximately two acres of land in Nashville, Tennessee and related furniture, fixtures, and equipment, operating supplies, and franchise rights to AM & PS, LLC, A Tennessee Limited Liability Company (the Purchaser) for $2,900,000 in cash. The sale was approved by limited partners holding a majority of the Registrant's limited partnership interests pursuant to a Consent Solicitation Statement dated October 17, 1998.

Item 7.Financial Statements and Exhibits

(b) Summarized pro forma balance sheet information (unaudited) for the Registrant before and after the sale is as follows:

                        Before         Effect of       After
                        Sale            Sale          Sale
  Cash             $     70,364   $   2,595,465     $  2,665,829

  Other current assets   41,003         (22,945)          18,058

  Investment
     property, net    2,862,048      (2,862,048)           -0-

  Franchise fees, net    10,501         (10,501)           -0-
                  --------------  ---------------  --------------
  Total assets     $  2,983,916   $    (300,029)   $   2,683,887
                  ==============  ===============  ==============

  Current liabilities    57,992         (39,522)          18,470

  Long-term debt        156,931        (156,931)           -0-

  Partners' capital   2,768,993        (103,576)       2,665,417
                  --------------  ---------------  ---------------
  Total liabilities and
   partners' capital  2,983,916        (300,029)       2,683,887
                  ==============  ===============  ===============

The above pro forma information does not include the effects of the post-sale distribution to partners or the costs to administer the affairs of the Registrant through the date of the final liquidation and dissolution.

The Registrant received net proceeds from the sale of $2,595,465 as follows:

     Sale price                               $     2,900,000

     Less payoff of first trust deed                 (156,931)

     Less sales commission paid
     by the Registrant outside of escrow             (97,500)

     Less net pro rations and other closing costs    (50,104)
                                             -------------------
     Net proceeds from the sale                    2,595,465
                                             ===================

The Registrant had a loss from the sale of $(103,576) for financial reporting purposes as follows:

     Sale price                              $     2,900,000

     Less net book value of assets sold           (2,888,004)

     Less sales commission
        and other closing costs                     (115,572)
                                              ------------------
     Net loss from the sale
        for financial reporting purposes      $     (103,576)
                                              ==================

The Registrant paid a liquidating distribution to the limited partners of $2,289,400 ($575.95 per interest) on November 25, 1998. The Registrant retained approximately $300,000 of cash to cover its remaining liabilities and any unexpected claims. Any amount not needed for this purpose will be distributed to the partners when management determines that all liabilities and potential claims have been paid or provided for at which time management intends to cause the Registrant to be dissolved.

SIGNATURES

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(REGISTRANT)             NASHVILLE SUPER 8 LTD.,
                         A California Limited Partnership
                         GHG Hospitality, Inc.
                         Corporate General Partner



By: (SIGNATURE)           / s / Stephen D. Burchett
    (NAME AND TITLE)            Stephen D. Burchett, Vice President of GHG
    (DATE)                      December 1, 1998



     In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  (SIGNATURE)          / s / Stephen D. Burchett
     (NAME AND TITLE)           Stephen D. Burchett, Vice President
                                GHG Hospitality, Inc.
                                Corporate General Partner
     (DATE)                     December 1, 1998